BGSF, Inc. Reports First Quarter 2026 Financial Results

DALLAS, Texas – (May 6, 2026) – BGSF, Inc. (NYSE: BGSF), a leading provider of workforce solutions for the specialized Property Management industry, today reported financial results for the first fiscal quarter ended March 29, 2026.

Q1 2026 Highlights from Continuing Operations

•Revenues were $20.9 million for Q1 current and prior year quarter.
•Gross profit was $7.4 million for Q1, compared to $7.6 million in prior year quarter, primarily driven by a lower gross margin percentage.
•Net loss was $1.4 million, or $0.13 per diluted share for Q1, compared to a net loss of $2.3 million, or $0.21 per diluted share in the prior year quarter.
•Adjusted EBITDA1 loss was $0.5 million (3% of revenues) in Q1, compared to loss of $1.0 million (5% of revenues) in the prior year quarter.
•Adjusted EPS1 loss was $0.06 for Q1, compared with Adjusted EPS1 loss of $0.09 in the prior year quarter.

SUMMARY OF FINANCIAL RESULTS FROM CONTINUING OPERATIONS
(dollars in thousands, except per share) (unaudited)

	For the Thirteen Week Periods Ended
	March 29, 2026	March 30, 2025
Revenues	$20,881	$20,883
Gross profit	$7,410	$7,560
Gross profit percentage	35%	36%
Operating loss	$(1,553)	$(1,772)
Net loss	$(1,389)	$(2,329)
Net loss per diluted share	$(0.13)	$(0.21)
Non-GAAP Financial Measures:
Adjusted EBITDA[1]	$(541)	$(1,023)
Adjusted EBITDA Margin (% of revenue)[1]	(3)%	(5)%
Adjusted EPS[1]	$(0.06)	$(0.09)
1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures as defined and reconciled below.

Co-Chief Executive Officer and Chief Financial Officer, Keith Schroeder, said, “We successfully completed the Transition Services Agreement (“TSA”) with INSPYR at the end of the quarter and are now operating as a stand-alone company. This inflection point simplifies the organization and enables greater operational discipline. While first-quarter revenue was flat year-over-year, severe nationwide weather in late January and February likely affected demand compared to the prior year.

“With the TSA concluded, our teams are concentrated on property management staffing and the execution of our strategic initiatives. We continue to expect full-year 2026 revenue to grow in the low- to mid-single-digit range compared to 2025. We exited the quarter with a strong, debt-free balance sheet, and we remain committed to disciplined capital management and cost control. General and Administrative expenses were reduced to our targeted $3.0 million run-rate level in the first quarter, supporting continued operational improvement and progress toward profitability.”

Co-Chief Executive Officer and Property Management President, Kelly Brown, commented, “The completion of the BG Staffing rebrand in the first quarter reflects an important step in strengthening our market positioning and building a more scalable digital lead-generation platform. We also expanded our strategic presence with two additional partnership agreements, reinforcing our role as a trusted staffing partner to leading property management companies.

“In parallel, we continued to develop our PropTech services strategy by expanding our consulting pipeline and scaling our Yardi consultant network. We are encouraged by PropTech's growth potential, driven by market expansion in implementation and integration projects, increased demand for portfolio-level data and analytics, and ongoing consolidation in the property management industry. While still early, we view this as a meaningful long-term growth opportunity for the Company.”

Conference Call
BGSF will discuss its first quarter 2026 financial results during a conference call and webcast at 9:00 a.m. ET on May 7, 2026. Interested participants may dial 1-844-481-3017 (Toll Free) or 1-412-317-1882 (International) and ask to be included in the BGSF call. A replay of the call will be available until May 14, 2026. To access the replay, please dial 1-855-669-9658 (Toll Free), or 1-412-317-0088 (International) and enter access code 6626979. The live webcast and archived replay are accessible from the investor relations section of the Company’s website at https://investor.bgsf.com/events-and-presentations/default.aspx

About BGSF

BGSF provides best-in-class property management resources and solutions to growing apartment and luxury communities, as well as commercial properties, and was awarded Supplier Company of the Year by the National Apartment Association in recent years. Through its exclusive and semi-exclusive agreements with some of the largest property management companies in North America, BGSF offers differentiated advantages to clients, including trained talent and unique technological platforms that seek to maximize efficiencies in the growing residential and commercial leased property industries. For more information on the Company and its services, please visit its website at www.bgsf.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding BGSF’s expectations, hopes, beliefs, intentions, plans, prospects, or strategies regarding the future revenue and the business plans of BGSF’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of BGSF considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on BGSF as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting BGSF will be those anticipated. These forward-looking statements involve a number of risks, uncertainties, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services or solutions utilized by BGSF’s client partners and such client partners’ needs for these services or solutions, market acceptance of new offerings of services or solutions, the ability of BGSF to expand what it does for existing client partners as well as to add new client partners, whether BGSF will have sufficient capital to operate as anticipated, the impact of the use of AI-powered sales and recruiting technologies and the timing of their availability, the impact of our strategic initiatives and cost reductions, the demand for BGSF’s services and solutions, economic activity in BGSF’s industry and in general, and certain risks, uncertainties, and assumptions described in BGSF’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. BGSF undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

CONTACT:
Steven Hooser or Sandy Martin
Three Part Advisors
ir@BGSF.com 214.872.2710 or 214.616.2207

Source: BGSF, Inc.

UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	March 29, 2026	December 28, 2025
ASSETS
Current assets
Cash and cash equivalents	$13,898	$19,018
Short-term investments	4,997	—
Accounts receivable (net of allowance for credit losses of $1,156, respectively)	11,637	11,898
Escrow receivable	1,450	4,950
Prepaid expenses	1,002	1,126
Other current assets	1,313	1,458
Total current assets	34,297	38,450

Property and equipment, net	218	244

Other assets
Deposits	1,920	1,938
Software as a service, net	2,862	3,002
Deferred income taxes, net	9,591	9,496
Right-of-use asset - operating leases, net	543	630
Intangible assets, net	2,871	3,003
Goodwill	1,074	1,074
Total other assets	18,861	19,143
Total assets	$53,376	$57,837
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	511	503
Accrued payroll and expenses	4,620	4,441
Transition services payable	—	3,064
Income taxes payable	5	76
Note payable	251	449
Severance payable, current portion	391	392
Lease liabilities, current portion	358	409
Total current liabilities	6,136	9,334

Severance payable, less current portion	—	100
Lease liabilities, less current portion	249	298
Total liabilities	6,385	9,732

Commitments and contingencies

Preferred stock, $0.01 par value per share, 500,000 shares authorized, -0- shares issued and outstanding	—	—
Common stock, $0.01 par value per share; 19,500,000 shares authorized 11,243,967 and 11,227,197 shares issued, respectively and 10,717,975 and 10,872,067 outstanding, respectively	112	112
Additional paid in capital	71,675	71,445
Accumulated deficit	(22,345)	(21,874)
Treasury stock of 525,992 and 355,150 shares, respectively	(2,451)	(1,578)
Total stockholders’ equity	46,991	48,105
Total liabilities and stockholders’ equity	$53,376	$57,837

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and dividend amounts)

For the Thirteen Week Periods Ended March 29, 2026 and March 30, 2025

	Thirteen Weeks Ended
	2026	2025
Revenues	$20,881	$20,883
Cost of services	13,471	13,323
Gross profit	7,410	7,560
Selling, general, and administrative expenses	8,805	9,003
Depreciation and amortization	158	329
Operating loss	(1,553)	(1,772)
Interest expense, net	(4)	(1,146)
Loss before income taxes from continuing operations	(1,557)	(2,918)
Income tax benefit from continuing operations	168	589
Loss from continuing operations	(1,389)	(2,329)
Income from discontinued operations:
Income	—	2,111
Gain on sale	918	—
Income tax expense	—	(504)
Net loss	$(471)	$(722)

Net (loss) income per share - basic and diluted:
Net loss from continuing operations	$(0.13)	$(0.21)
Net income from discontinued operations:
Income	—	0.19
Gain on sale	0.09	—
Income tax expense	—	(0.05)
Net loss per share - basic and diluted	$(0.04)	$(0.07)

Weighted-average shares outstanding:
Basic and diluted	10,684	10,954

PROPERTY MANAGEMENT SEGMENT
(dollars in thousands) (unaudited)

	Thirteen Weeks Ended
	March 29, 2026	March 30, 2025
Contract field talent	$20,195	$20,279
Contingent placements	686	604
Revenue	20,881	20,883
Compensation and related	13,433	13,286
Other	38	37
Gross profit	7,410	7,560
Selling:
Compensation	4,432	3,925
Advertising, occupancy, and travel	436	378
Software, insurance, and professional fees	412	373
Other	237	370
Contributions to overhead	1,893	2,514
General and administrative:
Compensation	1,570	2,061
Software	578	697
Professional fees	498	542
Strategic alternatives review	483	21
Other	159	636
Depreciation and amortization	158	329
Operating loss	(1,553)	(1,772)
Interest expense, net	(4)	(1,146)
Income tax benefit from continuing operations	168	589
Loss from continuing operations	$(1,389)	$(2,329)

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

For the Thirteen Week Periods Ended March 29, 2026 and March 30, 2025

	2026	2025
Cash flows from operating activities
Net loss	$(471)	$(722)
Net income from discontinued operations	(918)	(1,607)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	25	30
Amortization	133	299
Software as a service	141	141
Loss on disposal of property and equipment	—	6
Amortization of debt issuance costs	—	124
Provision for credit losses	96	198
Share-based compensation	230	168
Deferred income taxes	(95)	(1,437)
Other non-cash items	(25)	—
Net changes in operating assets and liabilities:
Accounts receivable	163	2,686
Escrow receivable	3,500	—
Prepaid expenses	123	200
Other current assets	334	(189)
Deposits	18	6
Transition services payable	(3,262)	—
Accounts payable	8	1,525
Accrued payroll and expenses	179	97
Accrued interest	—	63
Income taxes payable	(62)	54
Severance payable	(101)	—
Operating leases	(12)	(5)
Other long-term liabilities	—	(614)
Net cash provided by continuing operating activities	4	1,023
Net cash provided by discontinued operating activities	—	41
Net cash provided by operating activities	4	1,064
Cash flows from investing activities
Proceeds from business sold	918	—
Purchases of short-term investments	(4,972)	—
Net cash used in continuing investing activities	(4,054)	—
Net cash used in discontinued investing activities	—	(23)
Net cash used in investing activities	(4,054)	(23)

Cash flows from financing activities
Net payments under line of credit	—	1,604
Principal payments on long-term debt	—	(956)
Issuance of ESPP shares	—	87
Note payable paid	(197)	—
Repurchase of common stock	(873)	—
Payments of debt issuance costs	—	(79)
Net cash (used in) provided by financing activities	(1,070)	656
Net change in cash and cash equivalents	(5,120)	1,697
Less: net change in cash and cash equivalents, discontinued operations	—	18
Cash and cash equivalents, beginning of period	19,018	32
Cash and cash equivalents, end of period, continuing operations	$13,898	$1,711
Supplemental cash flow information:
Cash paid for interest	$43	$912
Cash paid for state taxes, net of refunds	$13	$6

NON-GAAP FINANCIAL MEASURES

The financial results of BGSF, Inc. are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission. To help the readers understand our financial performance, we supplements our GAAP financial results with Adjusted EBITDA and Adjusted EPS.

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company. Adjusted EBITDA and Adjusted EPS are not measurements of financial performance under GAAP and should not be considered as alternatives to net income, net income per diluted share, operating income, or any other performance measure derived in accordance with GAAP, or as alternatives to cash flow from operating activities or measures of our liquidity. We believe that Adjusted EBITDA and Adjusted EPS are useful performance measures and are used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone.

We define “Adjusted EBITDA" as earnings before interest expense, income taxes, depreciation and amortization expense, costs associated with the evaluation of potential strategic alternatives (“strategic alternatives review”), software as a service costs, and certain non-cash expenses such as share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance.

We define “Adjusted EPS” as diluted earnings per share eliminating interest expense, depreciation, and amortization expense, the strategic alternatives review, software as a service costs, and certain non-cash expenses such as share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance, net of the respective income tax effect.

Reconciliation of Net Loss to Adjusted EBITDA
(dollars in thousands)

	Thirteen Weeks Ended
	March 29, 2026	March 30, 2025
Loss from continuing operations	$(1,389)	$(2,329)
Income tax benefit	(168)	(589)
Interest expense (income), net	4	1,146
Operating loss	(1,553)	(1,772)
Depreciation and amortization	158	329
Share-based compensation	230	168
Strategic alternatives review	483	21
Software as a service[1]	141	141
Aged receivable adjustment	—	90
Adjusted EBITDA from continuing operations	(541)	(1,023)
Adjusted EBITDA Margin (% of revenue)	(3)%	(5)%
Gain (loss) on sale	918	—
Income from discontinued operations	—	1,607
Adjustments to discontinued operations[2]	—	1,864
Adjusted EBITDA from discontinued operations	—	3,471
Adjusted EBITDA, net	$377	$2,448
1 We capitalize direct costs incurred in cloud computing implementation from hosting arrangements, which are reported as a Software as a service and are expensed as incurred in selling, general, and administrative expenses.
2 Adjusted EBITDA from discontinued operations includes $1.4 million of depreciation and amortization and $0.5 million of income tax expense.

Reconciliation of Net Loss EPS to Adjusted EPS

	Thirteen Weeks Ended
	March 29, 2026	March 30, 2025
Loss from continuing operations per diluted share	$(0.13)	$(0.21)
Income tax benefit	(0.02)	(0.05)
Interest expense (income), net	—	0.10
Operating loss	(0.15)	(0.16)
Depreciation and amortization	0.01	0.03
Share-based compensation	0.02	0.02
Strategic alternatives review	0.05	—
Software as a service[1]	0.01	0.01
Aged receivable adjustment	—	0.01
Adjusted EPS from continuing operations	(0.06)	(0.09)
Gain (loss) on sale	0.09	—
Adjusted EPS from discontinued operations	—	0.32
Adjusted EPS	$0.03	$0.23
1 We capitalize direct costs incurred in cloud computing implementation from hosting arrangements, which are reported as a Software as a service and are expensed as incurred in selling, general, and administrative expenses.